SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported) :
                                 April 16, 2002


                        The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                                 11-2408943
(State or other jurisdiction of         (IRS Employer Identification No.)
incorporation or organization)

                         Commission File Number:1-14064




767 Fifth Avenue, New York, New York                   10153
(Address of principal executive offices)             (Zip Code)




                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)



ITEM 5.           OTHER EVENTS.

On April 16, 2002, The Estee Lauder Companies Inc. issued a press release announcing its reclassification of consolidated statements of earnings for new accounting rule EITF No. 00-14. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            THE ESTEE LAUDER COMPANIES INC.


Date:  April 16, 2002                       By:   /s/Richard W. Kunes
                                                     Richard W. Kunes
                                                   Senior Vice President
                                                and Chief Financial Officer
                                                 (Principal Financial and
                                                   Accounting Officer)

                        THE ESTEE LAUDER COMPANIES INC.

                                 EXHIBIT INDEX



Exhibit No.Description

99.1       Press release dated April 16, 2002 of The Estee Lauder Companies Inc.

                                                                    Exhibit 99.1




                                                                            News
                                                                        Contact:
                                                             Investor Relations:
                                                                 Dennis D'Andrea
                                                                   212) 572-4384

                                                                Media Relations:
  767 Fifth Avenue                                                  Sally Susman
New York, NY  10153                                               (212) 572-4430



________________________________________________________________________________
FOR IMMEDIATE RELEASE:

          ESTEE LAUDER COMPANIES RECLASSIFIES CONSOLIDATED STATEMENTS OF
                 EARNINGS FOR NEW ACCOUNTING RULE EITF No.00-14

New York, NY, April 16, 2002 - The Estee Lauder Companies Inc. (NYSE:EL) today provided reclassified consolidated statements of earnings for previously reported fiscal 2001 and 2002 quarterly results and full fiscal year results ended 1998 through 2001. The reclassified statements of earnings reflect the new provisions required by Emerging Issues Task Force (EITF) Issue No. 00-14, "Accounting for Certain Sales Incentives," which the Company adopted effective January 1, 2002.

EITF 00-14 provides guidance for when sales incentives and discounts should be recognized, and where the related revenues and expenses should be classified in companies financial statements. Prior to adopting this rule, the Company's gift-with-purchase and purchase-with-purchase costs and revenues were recorded net as operating expenses on the consolidated statement of earnings.

In compliance with EITF 00-14, the Company reclassified promotional revenues to sales and the cost of promotional merchandise to cost of sales. The new rule has been applied to prior periods retroactively for comparability. The reclassifications increased prior full fiscal year sales by approximately 1% to 2% and cost of sales as a percent of sales by approximately 5 to 6.5 percentage points, offset by a corresponding reduction in operating expenses.

The reclassifications do not change the Company's operating income, net earnings or net earnings per common share.

Expected Fiscal 2002 Third Quarter Financial Results Reporting Date
-------------------------------------------------------------------
The Company expects to release fiscal 2002 third quarter financial results on Tuesday, April 30, 2002. On that date, the Company will webcast its conference call with securities analysts where management will discuss the results, future prospects and any recent corporate developments. The call will begin at 10:15 a.m. EST.

Those wishing to access the webcast can visit the "Investor Information" section of www.elcompanies.com, the Company's website. The call will be archived on the site for two weeks.

The Estee Lauder Companies Inc. is one of the world's leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products. The Company's products are sold in over 120 countries and territories under well-recognized brand names, including Estee Lauder,

Clinique, Aramis, Prescriptives, Origins, M.A.C, Bobbi Brown, Tommy Hilfiger, La Mer, jane, Donna Karan, Aveda, Stila, Jo Malone, Bumble and bumble and Kate Spade.

An electronic version of this release can be found at the Company's Website, www.elcompanies.com.

                                -Tables Follow-

                         THE ESTEE LAUDER COMPANIES INC.
           Reclassifications for Emerging Issues Task Force No. 00-14,
                    "Accounting for Certain Sales Incentives"
                              (Dollars in millions)
                                   (Unaudited)

                                      Fiscal  2002                                            Fiscal 2001
                                    Three Months Ended                                     Three Months Ended
                                    ------------------                                     ------------------
                                September 30    December 31               September 30    December 31    March 31    June 30
                                ------------    -----------               ------------    -----------    --------    -------



Before Reclassification:
------------------------

Net Sales                          $1,187.7        $1,257.4                  $1,177.7       $1,291.6      $1,101.7   $1,037.1
Cost of Sales                         254.5           276.4                     263.3          278.0         226.1      204.9
Gross Profit                          933.2           981.0                     914.4        1,013.6         875.6      832.2
 Gross Margin                          78.6%           78.0%                     77.6%          78.5%         79.5%      80.2%
Operating Expenses                    780.3           837.5                     761.1          810.1         770.3      798.7
 Operating Expense Margin              65.7%           66.6%                     64.6%          62.7%         69.9%      77.0%
Operating Income                      152.9           143.5                     153.3          203.5         105.3       33.5
 Operating Margin                      12.9%           11.4%                     13.0%          15.8%          9.6%       3.2%

After Reclassification:
-----------------------
Net Sales                          $1,194.8        $1,298.2                  $1,185.0       $1,332.0      $1,103.5   $1,047.2
Cost of Sales                         345.3           343.3                     349.6          339.0         297.7      240.1
Gross Profit                          849.5           954.9                     835.4          993.0         805.8      807.1
 Gross Margin                          71.1%           73.6%                     70.5%          74.5%         73.0%      77.1%
Operating Expenses                    696.6           811.4                     682.1          789.5         700.5      773.6
 Operating Expense Margin              58.3%           62.5%                     57.6%          59.3%         63.5%      73.9%
Operating Income                      152.9           143.5                     153.3          203.5         105.3       33.5
 Operating Margin                      12.8%           11.1%                     12.9%          15.3%          9.5%       3.2%

Net Sales - After Reclassification:
-----------------------------------
By Region:
 The Americas                        $770.3          $751.4                    $788.8         $776.5        $686.6     $605.9
 Europe, the Middle East & Africa     273.8           368.3                     255.6          374.9         283.7      307.6
 Asia/Pacific                         150.7           178.5                     140.6          180.6         133.2      141.7
 Restructuring                          -               -                         -              -             -         (8.0)
                                    -------         -------                   -------        -------       -------     -------
  Total Net Sales                  $1,194.8        $1,298.2                  $1,185.0       $1,332.0      $1,103.5    $1,047.2
                                   ========        ========                  ========       ========      ========    ========


By Product Category:
 Skin Care                           $396.1          $444.8                    $397.9         $435.8        $419.6      $407.4
 Makeup                               449.9           428.1                     433.7          432.0         464.5       391.4
 Fragrance                            293.4           362.4                     302.0          413.2         173.8       196.1
 Hair Care                             50.0            58.4                      45.6           43.0          39.9        52.2
 Other                                  5.4             4.5                       5.8            8.0           5.7         8.1
 Restructuring                         -               -                         -              -             -           (8.0)
                                    -------         -------                   -------        -------       -------     -------
  Total Net Sales                  $1,194.8        $1,298.2                  $1,185.0       $1,332.0      $1,103.5    $1,047.2
                                   ========        ========                  ========       ========      ========    ========

During the fiscal 2002 third quarter, the Company adopted Emerging Issues Task Force No. 00-14, "Accounting for Certain Sales Incentives." This new rule requires where certain sales incentives and related expenses are classified in the Company's financial statements. Prior to this rule, the cost of promotional merchandise and related revenues was reported as operating expenses. In compliance with this new rule, the Company has reclassified all promotional revenues to sales and the cost of promotional merchandise to cost of sales. Upon reclassification, operating income remains unchanged. Per the attached tables, this rule has been applied retroactively for purposes of comparability.

                         THE ESTEE LAUDER COMPANIES INC.
           Reclassifications for Emerging Issues Task Force No. 00-14,
                    "Accounting for Certain Sales Incentives"
                              (Dollars in millions)

                                                             Fiscal Year Ended June 30
                                                             -------------------------
                                                  2001          2001
                                                   As        Before One -
                                                Reported     Time Charges                  2000           1999          1998
  Before Reclassification:                  __________________________________________________________________________________
  ------------------------

Net Sales                                       $4,608.1        $4,616.1                  $4,366.8       $3,961.5      $3,618.0
Cost of Sales                                      972.3           971.2                     972.1          899.9         819.5
Gross Profit                                     3,635.8         3,644.9                   3,394.7        3,061.6       2,798.5
 Gross Margin                                       78.9%           79.0%                     77.7%          77.3%         77.3%
Operating Expenses                               3,140.2         3,086.3                   2,878.9        2,604.7       2,389.4
 Operating Expense Margin                          68.1%           66.9%                     65.9%          65.8%         66.0%
Operating Income                                   495.6           558.6                     515.8          456.9         409.1
 Operating Margin                                  10.8%           12.1%                     11.8%          11.5%         11.3%

After Reclassification:(Unaudited)
----------------------------------
Net Sales                                       $4,667.7        $4,675.7                  $4,440.3       $4,040.3      $3,688.7
Cost of Sales                                    1,226.4         1,225.3                   1,238.0        1,162.8       1,079.1
Gross Profit                                     3,441.3         3,450.4                   3,202.3        2,877.5       2,608.6
 Gross Margin                                       73.7%           73.8%                     72.1%          71.2%         70.7%
Operating Expenses                               2,945.7         2,891.8                   2,686.5        2,420.6       2,200.5
 Operating Expense Margin                           63.1%           61.8%                     60.5%          59.9%         59.7%
Operating Income                                   495.6           558.6                     515.8          456.9         409.1
 Operating Margin                                   10.6%           11.9%                     11.6%          11.3%         11.1%

Net Sales - After Reclassification: (Unaudited)
-----------------------------------------------
By Region:
 The Americas                                   $2,857.8        $2,857.8                  $2,714.0       $2,457.5      $2,257.7
 Europe, the Middle East & Africa                1,221.8         1,221.8                   1,142.2        1,094.8         972.2
 Asia/Pacific                                      596.1           596.1                     584.1          488.0         458.8
 Restructuring                                      (8.0)            -                         -              -             -
                                                 -------         -------                   -------        -------       -------
  Total Net Sales                               $4,667.7        $4,675.7                  $4,440.3       $4,040.3      $3,688.7
                                                ========        ========                  ========       ========      ========


By Product Category:
 Skin Care                                      $1,660.7        $1,660.7                  $1,577.0       $1,424.8      $1,271.7
 Makeup                                          1,721.6         1,721.6                   1,603.5        1,437.0       1,339.8
 Fragrance                                       1,085.1         1,085.1                   1,117.2        1,077.2       1,012.8
 Hair Care                                         180.7           180.7                     113.9           82.4          52.4
 Other                                              27.6            27.6                      28.7           18.9          12.0
 Restructuring                                      (8.0)            -                         -              -             -
                                                 -------         -------                   -------        -------       -------
  Total Net Sales                               $4,667.7        $4,675.7                  $4,440.3       $4,040.3      $3,688.7
                                                ========        ========                  ========       ========      ========

Fiscal 2001 fourth quarter and full year periods include one-time pre-tax charges of $63.0 million for restructuring and other non-recurring expenses related to repositioning certain business.

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